Exhibit 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vocus, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Richard Rudman, Chairman, Chief Executive Officer and President of the Company and Stephen Vintz, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our best knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2014

/s/ Richard Rudman
Richard Rudman
Chief Executive Officer, President and Chairman

Date: March 7, 2014

/s/ Stephen Vintz
Stephen Vintz
Executive Vice President, Chief Financial Officer and Treasurer